June 16, 2022
Pioneer Multi-Asset Income Fund
Supplement to the Summary Prospectus dated December 1, 2021
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Marco Pirondini, Senior Managing Director and
Head of Equities, US of Amundi US (lead portfolio
manager of the fund since 2011); Michele Garau,
Senior Vice President of Amundi US (portfolio
manager of the fund since 2011); Howard Weiss,
Senior Vice President and Director of Multi-Asset
Solutions, US of Amundi US (portfolio manager of
the fund since 2018); and Fergal Jackson, Vice
President of Amundi US (portfolio manager of the
fund since June 2022). Mr. Garau will retire in the
fourth quarter of 2022.

32031-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC